COMPANIES AND INTELLECTUAL
PROPERTY REGISTRATION OFFICE
Date: 05/12/2003
Our Reference:
14010266
Box:
42841
Sequence:
62
SOLOMON NICOLSON REIN AND VERSTER INCORPORATED
Basket: SOLNIC
RE: Amendment to Company Registration
Company Number:
1950/038232/06
Company Name:
HARMONY GOLD MINING COMPANY
We have received a CM26 from you dated 14/11/2003.
The CM26 (1) was accepted and placed on file.
Yours truly
REGISTRAR OF COMPANIES
TVJ
Please Note:
The attached certificate can be validated on the CIPRO web site at www.cipro.gov.za
The contents of the attached certificate was electronically transmitted to the
South African Revenue Services
COMPANIES AND INTELLECTUAL PROPERTY REGISTRATION OFFICE:
Registrar of Companies & Close Corporations
P.O. BOX 429, PRETORIA, 0001 Republic of South frica. Docex 256, PRETORIA.
Call Centre Tel 086 184 3384, Fax (012) 328 3051, www.cipro.gov.za

REPUBLIC OF SOUTH AFRICA
COMPANIES ACT, 1973
SPECIAL RESOLUTION
(Section 200)
(To be lodged in duplicate)
Registration No. of Company
1950/038232/06
Name of company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Date notice given to members . . . . . . . . . . . . . . . . . . . . . .Date resolution passed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Special resolution passed in terms of section . . . . . . . . . . . . .of the Act/*paragraph . . . . . . . . . . . .of the memorandum/*article
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .of the articles.
Copy of notice convening meeting attached.
CONTENTS OF RESOLUTION
(Use reverse side if necessary)
Resolved:
See Special Resolutions numbers 1 to 5 in the attached notice.
Rubber stamp of company, if any or of secretaries.
Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Signature . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Secretary
Name (in block capitals) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
* Delete whichever not applicable.
(To be completed by company)
Herewith copy of special resolution as registered.
Name of company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Postal address . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Not valid unless stamped by Registrar of Companies.
Harmony Gold Mining Company Limited
23 September 2003
62 and 85
14 November 2003
22A
Harmony Gold Mining Company Limited
Registration No. of Company
1950/038232/06
Revenue stamp for revenue
franking machine
impression R80
Form CM 26
2003 11 27
MARIAN PETRO VAN DER WALT
SOLNIK
Special resolution
registered this day
Date stamp of Companies
Registration Office
Registrar of Companies